INVESTMENT	12 Months Ended
Dec. 31, 2018
Investments, All Other Investments [Abstract]
INVESTMENT
9.	INVESTMENT

	As of December 31,
	2017	2018
	US$	US$

Cost investment:
Investment in Cold Chain Link (Shanghai) Internet of Things Co., Ltd.	768,486	727,220
Less: accumulated impairment	-	(727,220)
	768,486	-

In May 2016, the VIE entered into a share purchase agreement with Cold Chain Link (Shanghai) Internet of Things Co., Ltd., formerly known as Cold Chain Link Global (Shanghai) Logistic Co., Ltd., (“CCLG”) and CCLG’s original shareholders for acquiring a
10% equity interest for total consideration of RMB20 million ($3.0 million).
The agreement provides that the Board of Directors of CCLG shall consist of three directors, and that the VIE may appoint one director. On August 16, 2017, the VIE executed an Investment Redemption Agreement with the two controlling shareholders of CCLG. This agreement provides the VIE a right of redemption from August 2020 to August 2022 to request redemption from CCLG’s two controlling shareholders of its RMB 5,000,000 investment in CCLG.

As of December 31, 2018, the Group has paid RMB5 million ($727,220) and the remaining capital commitment for this investment is RMB15 million ($2,181,660) as of December 31, 2018 (Note 19).

According to unaudited financial statements of CCLG, CCLG had total shareholders’ equity of $773,327 at December 31, 2018 and had net losses of $381,022 and $1,296,356 for the years ended December 31, 2018 and 2017, respectively. Accordingly, we have recognized an impairment loss of $723,139 at December 31, 2018 and reduced the carrying value of our investment to $nil.